Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of China VoIP & Digital Telecom, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zhongnan Xu, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2008
/s/ Zhongnan Xu
Zhongnan Xu
Chief Executive Officer and Chief Financial Officer